THE TORRAY FUND
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

AUGUST 3, 1999
--------------------------------------------------------------------------------

Dear Fellow Shareholders,

     We are happy to tell you that The Torray Fund's value increased 20.5% during the first six months of this year, bringing its 8 1/2-year record to 22.2% per year. This is a very high return, one Doug and I believe will be hard to sustain. But, you can be sure we'll be trying. In earlier letters we've given examples of the sums that accumulate from compounding such numbers. Here is another: The Torray Fund's minimum $10,000 initial investment earning 22.2% for a century becomes more than $5 trillion! This is nearly half the value of the American stock market. As the inimitable Lee Trevino says, "Is this a great country, or what?"

     The prospect of a lower return -- our expectation -- should not be discouraging. During the summer of 1954, following my junior year at Wilson High School in Washington, D.C., I bought a 1950 Ford coupe with money saved from summer jobs. It cost $800. I spent another $500 souping up the engine and repainting it. Walt Disney Company stock was trading at about $25 per share, though I wasn't aware of it at the time. When I entered Duke University in the fall of '55, I sold the Ford to my friend Jimmy Denton, another hot rod enthusiast. Jimmy liked the triple carburetors, bored-out cylinders, high-compression heads, and high-lift camshaft, but didn't think they added value. He said it was all great stuff for guys like us, but "normal" people wouldn't touch it. By this time, wholesale on the car was down to $500 and that's what we settled on. Not counting transportation and psychological value, less gas and repairs, I lost $800. I still think about that Ford and wonder where it went -- probably to a scrap mill, the hood and door panels turned into washing machines and toasters. And when those wore out, the last remains likely headed for the dump where I imagine them resting comfortably, layers above my Firestone whitewalls, buried now for over 40 years. I loved that old car. But I'd have done better putting my $1,300 in 52 shares of Walt Disney stock. Today they would be worth $2 million -- a 17 1/2% per year return for 45 years.

     The usual response to an example like this is "I can't wait that long." Most people don't seem to like stories about patience and deferred reward. Wall Street is repelled by them. (It's understandable. If everyone bought a Disney and held it for decades, the "Street" would need restructuring.) But, unfortunately, the desire to speed up the process of wealth accumulation leads investors to trade stocks and jump from one mutual fund to another in the false hope that increased activity will enhance results. The opposite is true. A look at the record of the fund industry over the last 30 years suggests why. $10,000 invested in a Standard and Poor's 500 Index fund three decades ago has compounded at 12.1% and is now worth $311,000. In the average general equity mutual fund it would have appreciated to only $172,000 -- a return of slightly under 10% pre-tax. (Since the typical fund turns over 90% per year, triggering tax liabilities, this result is overstated for taxable accounts.) The industry's underperformance stems from its overhead

THE TORRAY FUND
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

AUGUST 3, 1999
--------------------------------------------------------------------------------

costs, now estimated at $60 billion annually. The weight of this expense guarantees that the average investor in the average fund is doomed to a lower-than-market return. Switching from one fund to another will only make things worse. To put the point in stark perspective, we revisit a fund-picking competition mentioned in last year's semi-annual report. It is sponsored by one of the nation's top metropolitan daily newspapers. The contestants are five nationally recognized investment advisors who probably know as much about mutual funds as anyone. Their assignment is to assemble portfolios of funds for a hypothetical retirement account with a 20-year investment horizon. The managers may choose any fund open to new investors and can shift money from fund to fund quarterly. They've done a lot of shifting over the years. It's been costly. Performance, excluding sales charges, transaction costs, and taxes -- thus overstated -- is reported quarterly in the paper's business section. Last year we characterized the group's five-year record as shocking -- a 104.7% average return versus about 187% for the S&P 500. The six-year number is worse, 132% compared to the S&P's 250%. The best and worst returns trailed the index by 92 and 153 percentage points respectively. And this has taken only six years.
Imagine the spread after two or three decades. Ironically, the newspaper's bold-print headline marking the competition's sixth anniversary reads: "In This Race, 3 of the 5 Runners Left a Benchmark in the Dust." This refers not to the dismal 72-month results -- dismissed in a single sentence of a half-page article -- but to returns for the latest quarter. As we said last year, if these pros can't successfully trade a fund of funds portfolio, who can? Doug and I wouldn't even try. Analyzing 25 to 30 companies is a lot of work. Periodically switching five or ten mutual funds that turn over their combined 1,000 or more stocks 90% a year is hopeless.

     During the first half of this year, The Torray Fund had large gains in 10 investments representing about 45% of the portfolio: Boston Scientific +64%, Citigroup +44%, AlliedSignal +42%, Hughes Electronics +42%, Illinois Tool Works +41%, IBM +40%, J.P. Morgan +34%, Franklin Resources +32%, DuPont +29%, and American Express +27%. We also profited handsomely from the acquisition by Hughes Electronics of our 3.4-million-share U.S. Satellite Broadcasting investment. Paradoxically, a number of these stocks restrained our results last year. Had we been interested in short-term performance, we could have sold them and bought others that were in an uptrend. The picture might have looked rosy for a while, but by now we would find ourselves in the ditch. Many of 1998's high-momentum stocks have fizzled. Ours, so far, are going up. But this misses the point. Value, as we've said so often, is in the business not the stock. We really don't care what our stocks are doing week-to-week, month-to-month, or year-to-year. It's the businesses we're interested in. Will they be making more money in 10 years and beyond? Remember the line from "The Fox and The Hedgehog"? "The fox knows many things, but the hedgehog knows one big thing." We know one big thing, too: the stocks of companies generating higher

THE TORRAY FUND
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

AUGUST 3, 1999
--------------------------------------------------------------------------------

earnings over long periods go up. The stocks of those that don't, won't. Our job is to tell one from the other. It's really not difficult. We just don't know the timing of the liftoff. A major television business channel has been running an ad touting the S&P 500 Index depository receipts (SPIDERS) that trade on the American Stock Exchange. Their advantage, it says, is that when stocks are on the move investors can quickly buy the whole market in one security. This is important, the script continues, because "to the investor, timing is everything." Wrong. Timing is everything to traders. It means little or nothing to investors because they know that if the business performs the stock will take care of itself. Exactly when doesn't matter.

     A number of shareholders have asked if we intend to close The Torray Fund to new investors. The answer is no. There are two main reasons. First, contrary to conventional thought, it is a tremendous advantage in this business to have a lot of money. The erratic behavior of institutions -- crushing the stocks of sound companies over earnings shortfalls of pennies per share -- creates important opportunities. We need money to capitalize on them. Cash flow plays an immensely positive role in our strategy. Second, Torray Fund cash flow records leave little doubt that many people base their investment decisions on price momentum, buying shares as they rise and selling when they fall. After compounding at nearly 39% per year for three years, we warned in our 1997 Annual Report that shareholders should expect much lower returns going forward. To our surprise, the Fund's price jumped 18% during the following spring, attracting an investment of over $500 million. As the shares trended down during the summer, cash flow dried up. In the fall the market collapsed, driving our stock from its April peak of about $39 to $29. Instead of increasing their investment at lower prices, many investors sold. This forced us to sell stocks to pay them out, boosting The Torray Fund's turnover ratio by 10 percentage points. We have tried our best to stop this buy-high/sell-low cycle through the advice and examples in these letters. So far we have largely succeeded with shareholders that invest directly with us. However, the pooled accounts at brokerage firms and other financial intermediaries are a different matter. Many appear to be controlled by third parties with itchy trigger fingers. Although we will not speculate on their agenda, it's our guess that their results resemble those of the five fund-picking contestants mentioned earlier. Looking back it's clear that had we not been open to new investment over the last year or so, our fund's assets would have fallen significantly at just the wrong time, resulting in more commissions and taxes. This is a scenario we're determined to avoid. If you are concerned about our size, keep in mind that The Torray Fund's $1.8 billion is an infinitesimal sum relative to the whole stock market. It would buy only 3% of The Walt Disney Company; or, in the alternative, 1% of AT&T, or 9/10ths of 1% of Citigroup, or 8/10ths of 1% of IBM. It's also important to consider that our approach does not rely on nimbleness. We don't care about jumping around in the market on a moment's notice. We're buying quality businesses for the long haul,

THE TORRAY FUND
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

AUGUST 3, 1999
--------------------------------------------------------------------------------

usually as their shares are falling. When big institutions sell, supply is no problem, no matter how much money we have.

     On a different note, we are changing The Torray Fund's tax year from December 31 to October 31. Henceforth we will inform you in our mid-year reports of any profits taken between November 1 of the preceding year and the date we go to print -- normally about the end of July. This will allow shareholders three months for investment and tax planning. It should also eliminate the heavy volume of December inquiries we receive on capital gains distributions. Our realized profit through July 31, 1999 stands at $2.36 per share. At maximum federal rates, this will cost top-bracket shareholders 47 cents a share or slightly over 1% of their investment. We do not currently anticipate a material change in that number between now and October 31.

     In closing, we wish to thank you once again for investing in The Torray Fund. We also want to express appreciation to the Trustees and our outstanding staff. And finally, Doug and I leave you with one last example of the miracle of compounding. This one may encourage those who find our 15% to 20% examples a little tame. On Sunday, July 11, 1999, THE NEW YORK TIMES reported that an anonymous South Florida businessman recently paid $451,541 at auction for Lou Gehrig's size 46 pinstriped, flannel New York Yankee uniform. It is said that the great first baseman wore it 60 years ago on the occasion he declared himself the "luckiest man on the face of the earth." The sellers bought the uniform for $302,000 in 1997 from a New Jersey collector and limited partner in the Yankees. He in turn acquired it in 1971 from Gehrig's widow, Eleanor, who swapped it for six bottles of J&B Scotch. Although we were unable to establish a reliable price for J&B 28 years ago, our able John Micklitsch found an ad from that era featuring comparable spirits. On sale, their prices ranged from $6-$8. Taxes weren't included so we rounded up to $10 for the J&B, setting the uniform's value at $60. Its subsequent appreciation to $451,541 (7,500 to 1) represents a return of 37.5% annually. So, despite our preachings to the contrary, it is possible to make phenomenally high long-term returns. Doug and I just haven't figured out how to do it with a diversified portfolio of stocks.


                               Sincerely,



                               /s/ Robert E. Torray    /s/ Douglas C. Eby
                               ---------------------   -----------------------
                               Robert E. Torray        Douglas C. Eby

THE TORRAY FUND
--------------------------------------------------------------------------------
PERFORMANCE DATA

AS OF JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

  ANNUAL RATES OF RETURN ON AN INVESTMENT IN THE TORRAY FUND AND THE S&P 500

                 For the calendar years or periods indicated:

                       1991        1992       1993       1994        1995        1996        1997       1998     6/30/99
                       ----        ----       ----       ----        ----        ----        ----       ----     -------
The Torray Fund       19.98%      21.04%      6.37%      2.41%      50.41%      29.09%      37.12%      8.20%      20.48%
S&P 500               30.48%       7.66%     10.09%      1.30%      37.54%      22.98%      33.36%     28.58%      12.38%

                                    [GRAPH]




          CUMULATIVE RETURNS FOR THE 8 1/2 YEARS ENDED JUNE 30, 1999



                             The Torray Fund 449.16%
                             S&P 500         409.16%

THE TORRAY FUND
--------------------------------------------------------------------------------
PERFORMANCE DATA

AS OF JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

CHANGE IN VALUE OF $10,000 INVESTED ON DECEMBER 31, 1990 (COMMENCEMENT OF
                                OPERATIONS) TO:



                  12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   6/30/99
                  --------   --------   --------   --------   --------   --------   --------   --------   -------
The Torray Fund   $11,999    $14,523    $15,448    $15,821    $23,796    $30,719    $42,122    $45,576    $54,910
S&P 500           $13,048    $14,047    $15,465    $15,666    $21,547    $26,499    $35,339    $45,438    $51,063

                                    [GRAPH]




                         AVERAGE ANNUAL TOTAL RETURNS

                       (for periods ended June 30, 1999)


                             1 Year        3 Years       5 Years       8 1/2 Years
                             ---------     ---------     ---------     ------------
  The Torray Fund             15.01%        28.65%        28.95%        22.19%
  S&P 500                     22.76%        29.10%        27.85%        21.10%

THE TORRAY FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS

AS OF JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------


                                          PRINCIPAL AMOUNT
                                             OR SHARES                     MARKET VALUE
                                         -----------------                -------------
U.S. GOVERNMENT OBLIGATIONS 1.60%
              15,276,000             U.S. Treasury Bill due 10/21/99       $ 12,284,257
              16,278,000             U.S. Treasury Bill due 11/04/99         16,010,227
                                                                           ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS                                            28,294,484
     (amortized cost $28,308,241)                                          ------------

COMMON STOCK 95.33%
    23.35% FINANCIAL SERVICES
                 751,500             J.P. Morgan & Company                  105,585,750
               2,204,400             SLM Holding Corporation                100,989,075
               1,763,518             Citigroup, Inc.                         83,767,105
               1,709,000             Franklin Resources, Inc.                69,428,125
                 404,100             American Express Company                52,583,513
                                                                           ------------
                                                                            412,353,568
    13.24% COMMUNICATIONS EQUIPMENT
               2,036,000             Hughes Electronics Corporation*        114,525,000
               4,000,000             Loral Space & Communications Ltd.*      72,000,000
               1,215,000             PanAmSat Corporation*                   47,309,063
                                                                           ------------
                                                                            233,834,063
    9.33% HEALTHCARE
               2,400,000             Boston Scientific Corporation*         105,450,000
                 750,000             Amgen, Inc.*                            45,656,250
                 435,300             IMS Health, Inc.                        13,603,125
                                                                           ------------
                                                                            164,709,375
    7.55% COMPUTER SYSTEMS & INTEGRATION
               1,873,200             Electronic Data Systems Corporation    105,952,875
                 212,000             IBM Corporation                         27,401,000
                                                                           ------------
                                                                            133,353,875

THE TORRAY FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS

AS OF JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------




    6.45% INDUSTRIAL MACHINERY
               1,389,000             Illinois Tool Works, Inc.              113,898,000
    5.35% MEDIA & ENTERTAINMENT
               2,800,000             The Walt Disney Company                 86,275,000
                 117,900             Clear Channel Communications, Inc.*      8,127,731
                                                                            -----------
                                                                             94,402,731
    5.01% CONSUMER PRODUCTS
               1,000,000             Gillette Company                        41,000,000
                 420,000             Kimberly Clark Corporation              23,940,000
                 774,000             Ralston Purina Company                  23,558,625
                                                                            -----------
                                                                             88,498,625
    4.77% BANKING
                 840,000             Bank One Corporation                    50,032,500
                 940,800             Mellon Bank Corporation                 34,221,600
                                                                            -----------
                                                                             84,254,100
    4.27% LONG DISTANCE/TELECOMMUNICATIONS
               1,350,000             AT&T Corporation                        75,346,875
    4.03% AEROSPACE/DEFENSE/ELECTRONICS
                 742,700             Northrop Grumman Corporation            49,250,294
                 320,000             General Dynamics Corporation            21,920,000
                                                                            -----------
                                                                             71,170,294
    3.52% CHEMICALS
                 911,000             E.I. duPont de Nemours and Company      62,232,687
    2.88% AGRICULTURAL PRODUCTS
               3,298,000             Archer Daniels Midland Company          50,912,875
    2.85% MANUFACTURING
                 800,000             AlliedSignal, Inc.                      50,400,000
    1.51% REAL ESTATE
               1,063,600             CarrAmerica Realty Corporation          26,590,000

THE TORRAY FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS

AS OF JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------



    1.22% ELECTRICAL CONNECTORS
                 686,400             Molex, Inc. Class A                     21,621,600
                                                                             ----------
TOTAL COMMON STOCK                                                        1,683,578,668
  (cost $1,323,915,707)                                                   -------------
TOTAL PORTFOLIO SECURITIES 96.93%                                         1,711,873,152
  (amoritized cost $1,352,223,948 )
OTHER ASSETS LESS LIABILITIES 3.07%                                          54,235,148
                                                                          -------------
NET ASSETS 100.00%                                                       $1,766,108,300
                                                                         ==============

TOP 10 HOLDINGS

    1. Hughes Electronics Corporation           6. SLM Holding Corporation
    2. Illinois Tool Works, Inc.                7. The Walt Disney Company
    3. Electronic Data Systems Corporation      8. Citigroup, Inc.
    4. J.P. Morgan & Company                    9. AT&T Corporation
    5. Boston Scientific Corporation           10. Loral Space & Communications Ltd.

*non-income producing securities





SEE NOTES TO THE FINANCIAL STATEMENTS.

THE TORRAY FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------


     ASSETS
        Investments in securities at value
          (amortized cost $1,352,223,948)                    $  1,711,873,152
        Receivable for investment sold                             60,660,000
        Interest and dividends receivable                           1,906,549
                                                             ----------------
        TOTAL ASSETS                                            1,774,439,701
                                                             ----------------
     LIABILITIES
        Payable for investment purchased                            8,189,955
        Accrued expenses                                              141,446
                                                             ----------------
        TOTAL LIABILITIES                                           8,331,401
                                                             ----------------
     NET ASSETS                                              $  1,766,108,300
                                                             ================
        Shares of beneficial interest ($1 stated value,
          40,208,734 shares outstanding,
          unlimited shares authorized)                       $     40,208,734
        Paid-in-capital in excess of par                        1,270,222,175
        Undistributed net realized gains on
          investments                                              96,028,187
        Net unrealized appreciation of investments                359,649,204
                                                             ----------------
     NET ASSETS                                              $  1,766,108,300
                                                             ================
        PER SHARE                                            $          43.92
                                                             ================

SEE NOTES TO THE FINANCIAL STATEMENTS.

THE TORRAY FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------


     INVESTMENT INCOME
        Interest income                                     $     399,434
        Dividend income                                         9,106,023
                                                            -------------
        Total income                                            9,505,457
                                                            -------------
     EXPENSES
        Management fees                                         7,791,656
        Other expenses:
        Legal fees                            $ 29,293
        Transfer agent fees & expenses         330,834
        Audit fees                              12,432
        Registration & filing fees              57,419
        Custodial fees                          62,056
        Trustees' fees                          38,425
        Printing, postage & mailing            111,057
        Insurance                                4,382
                                              --------
              Total other expenses                                645,898
                                                            -------------
        Total expenses                                          8,437,554
                                                            -------------
     NET INVESTMENT INCOME                                      1,067,903
                                                            -------------
     REALIZED AND UNREALIZED GAIN
       (LOSS) ON INVESTMENTS
        Net realized gain on investments                      106,299,232
        Net change in unrealized gain                         183,999,918
                                                            -------------
        Net gain on investments                               290,299,150
                                                            -------------
     NET INCREASE IN NET ASSETS
       FROM OPERATIONS                                      $ 291,367,053
                                                            =============

SEE NOTES TO THE FINANCIAL STATEMENTS.

THE TORRAY FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED:
--------------------------------------------------------------------------------


                                                         SIX MONTHS
                                                       ENDED 6/30/99           YEAR ENDED
                                                        (UNAUDITED)             12/31/98
                                                    -------------------   -------------------
     INCREASE IN NET ASSETS FROM OPERATIONS:
        Net investment income                         $     1,067,903       $     5,389,290
        Net realized gain (loss) on investments           106,299,232           (10,271,045)
        Net change in unrealized gain                     183,999,918            37,715,145
                                                      ---------------       ---------------
         Net increase in net assets from
          operations                                      291,367,053            32,833,390
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
        Net investment income ($0.0329 and
          $0.130 per share, respectively)                  (1,292,991)           (5,388,471)
                                                      ---------------       ---------------
          Total distributions                              (1,292,991)           (5,388,471)
     SHARES OF BENEFICIAL INTEREST
        Increase from share transactions                   17,179,824           822,872,577
                                                      ---------------       ---------------
          Total increase                                  307,253,886           850,317,496
     NET ASSETS -- BEGINNING OF PERIOD                  1,458,854,414           608,536,918
                                                      ---------------       ---------------
     NET ASSETS -- END OF PERIOD (including
       undistributed net investment income
       of $0 and $917, respectively)                  $ 1,766,108,300       $ 1,458,854,414
                                                      ===============       ===============

SEE NOTES TO THE FINANCIAL STATEMENTS.

THE TORRAY FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING FOR:
--------------------------------------------------------------------------------

PER SHARE DATA

                                      SIX MONTHS
                                        ENDED
                                       6/30/99
                                     (UNAUDITED)
                                   ---------------
NET ASSET VALUE,
 BEGINNING OF PERIOD                 $   36.480
  Income From Investment
    Operations
  Net Investment Income                   0.033
  Net Gains on Securities (both
    realized and unrealized)              7.440
                                     -----------
  Total from Investment
    Operations                            7.473
  Less: Distributions
  Dividends (from Net Investment
    Income)                              (0.033)
  Distributions (from Capital
    Gains)                                0.000
                                     -----------
  Total Distributions                    (0.033)
NET ASSET VALUE, END OF PERIOD       $   43.920
TOTAL RETURN3                             20.48%
RATIOS/SUPPLEMENTAL
DATA
   Net Assets, End of Period
    (000's omitted)                  $1,766,108
  Ratio of Expenses to Average
    Net Assets                             1.08%(1)
  Ratio of Net Income to Average
    Net Assets                             0.15%(1)
  Portfolio Turnover Rate                 14.86%



                                                                      YEARS ENDED DECEMBER 31:
                                   -----------------------------------------------------------------------------------------------
                                         1998           1997          1996         1995         1994         1993         1992
                                   --------------- ------------- ------------- ------------ ------------ ------------ ------------
NET ASSET VALUE,
 BEGINNING OF PERIOD                 $   33.850     $ 25.220      $ 20.110     $ 13.755     $ 14.273     $ 13.743     $ 11.514
  Income From Investment
    Operations
  Net Investment Income                   0.139        0.130         0.186        0.215        0.213        0.122        0.180
  Net Gains on Securities (both
    realized and unrealized)              2.630        9.206         5.642        6.674        0.130        0.745        2.229
                                      ----------     --------      --------     --------     --------     --------     --------
  Total from Investment
    Operations                            2.769        9.336         5.828        6.889        0.343        0.867        2.409
  Less: Distributions
  Dividends (from Net Investment
    Income)                              (0.139)      (0.130)       (0.187)      (0.214)      (0.213)      (0.122)      (0.180)
  Distributions (from Capital
    Gains)                                0.000       (0.576)       (0.531)      (0.320)      (0.648)      (0.215)       0.000
                                     ----------     --------      --------     --------     --------     --------     --------
  Total Distributions                    (0.139)      (0.706)       (0.718)      (0.534)      (0.861)      (0.337)      (0.180)
NET ASSET VALUE, END OF PERIOD       $   36.480     $ 33.850     $  25.220     $ 20.110     $ 13.755     $ 14.273     $ 13.743
TOTAL RETURN3                              8.20%       37.12%        29.09%       50.41%        2.41%        6.37%       21.04%
RATIOS/SUPPLEMENTAL
DATA
   Net Assets, End of Period
    (000's omitted)                  $1,458,854     $608,537     $ 116,593     $ 50,744      $23,362     $ 19,666     $ 10,298
  Ratio of Expenses to Average
    Net Assets                             1.09%        1.13%         1.25%        1.25%        1.25%        1.25%        1.25%
  Ratio of Net Income to Average
    Net Assets                             0.42%        0.47%         0.87%        1.31%        1.51%        0.94%        1.54%
  Portfolio Turnover Rate                 25.96%       11.72%        20.95%       22.56%       36.63%       29.09%       37.09%



                                    YEARS ENDED
                                    DECEMBER 31:     14 DAYS
                                   -------------      ENDED
                                        1991         12/31/90
                                   ------------- ---------------
NET ASSET VALUE,
 BEGINNING OF PERIOD               $  9.999      $ 10.000
  Income From Investment
    Operations
  Net Investment Income               0.232         0.005
  Net Gains on Securities (both
    realized and unrealized)          1.728         0.000
                                   --------      ---------
  Total from Investment
    Operations                        1.960         0.005
  Less: Distributions
  Dividends (from Net Investment
    Income)                          (0.233)       (0.006)
  Distributions (from Capital
    Gains)                           (0.212)        0.000
                                   --------      ---------
  Total Distributions                (0.445)       (0.006)
NET ASSET VALUE, END OF PERIOD     $ 11.514      $  9.999
TOTAL RETURN3                         19.98%        (0.03%)
RATIOS/SUPPLEMENTAL
DATA
   Net Assets, End of Period
    (000's omitted)                $  4,423       $   200
  Ratio of Expenses to Average
    Net Assets                         1.25%         0.82%(1)
  Ratio of Net Income to Average
    Net Assets                         2.43%         2.15%(1)
  Portfolio Turnover Rate             21.17%          n/a(2)

1  Annualized

2 Not applicable. During the period December 18, 1990 through December 31, 1990 the Fund invested only in short-term investments which are excluded from this ratio.

3  Past performance is not predictive of future performance.





SEE NOTES TO THE FINANCIAL STATEMENTS.

THE TORRAY FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


     The Torray Fund ("Fund") is registered under the Investment Company Act of 1940 as a no-load, diversified, open-end management investment company. The Fund's primary investment objective is to provide long-term total return. The Fund seeks to meet its objective by investing its assets in a diversified portfolio of common stocks and U.S. Treasury Bills or Treasury Notes. In order to accomplish these goals, the Fund intends to hold stocks for the long term, as opposed to actively buying and selling. There can be no assurances that the Fund's investment objectives will be achieved. The Fund was organized as a business trust under Massachusetts law. The Torray Corporation serves as administrator and investment advisor to the Fund.

     The following is a summary of accounting policies followed by the Fund in the preparation of its financial statements.

     SECURITIES VALUATION Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Portfolio securities for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or, if no sales are reported, the last reported bid price.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the specific identification basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of discount on short-term investments, is recorded on the accrual basis.

     FEDERAL INCOME TAXES The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments to its shareholders. Therefore, no Federal income tax provision is required. Cost of securities for tax purposes is substantially the same as for financial reporting purposes. At December 31, 1998 the Fund had a capital loss carryforward for Federal income tax purposes of $10,271,045 which expires in 2006.

     NET ASSET VALUE The net asset value per share of the Fund is determined once on each day that the New York Stock Exchange is open, as of the close of the Exchange.

     USE OF ESTIMATES In preparing financial statements in accordance with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the reporting period. Actual results could differ from those estimates.

THE TORRAY FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 2 -- MANAGEMENT CONTRACT

     Pursuant to the Management Contract, The Torray Corporation provides investment advisory and portfolio management services to the Fund. The Fund pays The Torray Corporation a management fee, computed daily and payable quarterly at the annual rate of one percent of the Fund's daily net assets. During the six months ended June 30, 1999, The Torray Fund paid management fees of $7,791,656 (1% of assets).

     Excluding the management fee, other expenses incurred by the Fund during the six months ended June 30, 1999, totaled $645,898. These expenses include all costs associated with the Fund's operations including transfer agent fees, Independent Trustees' fees, ($10,000 per annum and $1,000 for each Board meeting attended), taxes, dues, fees and expenses of registering and qualifying the Fund and its shares for distribution, custodial fees, auditing and legal expenses, insurance premiums, supplies, postage, expenses of issue or redemption of shares, reports to shareholders and Trustees, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and other miscellaneous expenses.

     Certain officers and Trustees of the Fund are also officers and/or shareholders of The Torray Corporation.


NOTE 3 -- PORTFOLIO SECURITIES

     Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 1999, aggregated $228,986,458 and $285,523,994, respectively. Net unrealized appreciation of investments at June 30, 1999 includes aggregate unrealized gains of $412,498,938 and unrealized losses of $52,849,734.


NOTE 4 -- SHARES OF BENEFICIAL INTEREST TRANSACTIONS

     Transactions in shares of beneficial interest were as follows:



                                                             SIX MONTHS                                YEAR
                                                                ENDED                                 ENDED
                                                               6/30/99                               12/31/98
                                                 -----------------------------------   ------------------------------------
                                                      SHARES             AMOUNT             SHARES              AMOUNT
                                                 ---------------   -----------------   ----------------   -----------------
Shares issued                                        6,325,848      $  256,350,940         35,718,479    $1,296,475,075
Reinvestments of dividends and distributions            28,680           1,175,486            134,002         4,754,810
Shares redeemed                                     (6,131,241)       (240,346,602)       (13,844,577)     (478,357,308)
                                                    ----------      --------------        -----------     --------------
                                                       223,287      $   17,179,824         22,007,904    $  822,872,577
                                                    ==========      ==============        ===========     ==============

Officers, Trustees and affiliated persons of The Torray Fund and their families directly or indirectly control 820,475 shares or 2.04% of the Fund.

                                    TRUSTEES
      --------------------------------------------------------------------
                                Frederick Amling
                                 Bruce C. Ellis
                                 William M Lane
                                 Robert P. Moltz
                                Roy A. Schotland
                                 Wayne H. Shaner





                               INVESTMENT ADVISOR
      --------------------------------------------------------------------
                             The Torray Corporation


                                    OFFICERS
                                 --------------
                           Robert E. Torray, President
                         Douglas C. Eby, Vice President
                         William M Lane, Vice President





                                 TRANSFER AGENT
      --------------------------------------------------------------------
                    First Data Investor Services Group, Inc.
                              211 South Gulph Road
                    King of Prussia, Pennsylvania 19406-0903





                                  LEGAL COUNSEL
      --------------------------------------------------------------------
                           Morgan, Lewis & Bockius LLP
                               1800 M Street, N.W.
                             Washington, D.C. 20036





                 This report is not authorized for distribution
                   to prospective investors unless preceded or
                      accompanied by a current prospectus.

                                      THE
                                     TORRAY
                                      FUND


                               SEMI-ANNUAL REPORT
                                  JUNE 30, 1999








                                 THE TORRAY FUND
                                    SUITE 450
                              6610 ROCKLEDGE DRIVE
                            BETHESDA, MARYLAND 20817
                                 (301) 493-4600
                                 1-800-443-3036